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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event Reported) : August 31, 2005


                              CIT RV Trust 1997 - A
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       000 - 23507                                      52 - 6896758
(Commission File Number)                       (IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey                                         07039-5703
(Address of principal executive offices and zip code)          (Zip Code)

Registrants' telephone number, including area code:  (973) 740 -5000

                     c/o The CIT Group/Sales Financing, Inc.
                                  One CIT Drive
                           Livingston, New Jersey 07039
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 9.01                    FINANCIAL STATEMENTS AND EXHIBITS

(c.) Exhibits.

         The following are filed herewith. The exhibit numbers correspond with
Item 601 (b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION

99.1                                        Pool Data Report

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                            THE CIT GROUP / SALES FINANCING,
                                            INC., as Servicer

                                            By: /s/ Usama Ashraf
                                               -------------------------------
                                            Name:    Usama Ashraf
                                            Title:   Vice President


Dated:   August 31, 2005